UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                                August 3, 2005


                              Hecla Mining Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            1-8491                                      82-0126240
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(Commission File Number)              (IRS Employer Identification No.)


6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho                                          83815-9408
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(Address of Principal Executive Offices)                      (Zip Code)


                                 (208) 769-4100
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               (Registrant's Telephone Number, Including Area Code


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01  Entry into a Material Definitive Agreement

     On August 1, 2005, Mr. Thomas F. Fudge, Jr. resigned from the Company as Vice President of Operations. In connection with the departure of Mr. Fudge, the Company has agreed to compensate him as follows:

     (a)  Continued base salary for 12 months in the amount of $175,000;

     (b)  Continued medical, dental and vision coverage for 12 months;

     (c)  Continued life insurance coverage for 12 months;

     (d) Based on the Company's Long-Term Incentive Plan for the three-year period 2003-2005, Mr. Fudge was credited with 1,320 performance units. Mr. Fudge will be credited with 32 months, which payout will not be determined until the end of 2005. The value of performance units can range between $0 and $200, depending upon performance as determined by the Board of Directors;

     (e) Based on the Company's Long-Term Incentive Plan for the three-year period 2004-2006, Mr. Fudge was credited with 1,320 performance units. Mr. Fudge will be credited with 20 months, which payout will not be determined until the end of 2006. The value of performance units can range between $0 and $200, depending upon performance as determined by the Board of Directors;

     (f) 13,000 restricted stock units awarded to Mr. Fudge in 2004 under the Company's Key Employee Deferred Compensation Plan;

     (g) Mr. Fudge holds a total of 150,500 vested stock options under the Company's 1995 Stock Incentive Plan. Mr. Fudge shall be granted the right to exercise those stock options through March 31, 2006, at which time all remaining stock options will be terminated.


Item 1.02  Termination of a Material Definitive Agreement


     In conjunction with the resignation of Mr. Thomas F. Fudge, Jr. as Vice President of Operations, the Employment Agreement between the Company and Mr. Fudge terminated effective August 1, 2005.



Item 2.02  Results of Operations and Financial Condition

     On August 3, 2005, Hecla Mining Company (the "Company") issued a news release announcing the Company's Second Quarter 2005 and six months ended June 30, 2005 financial results, among other things. The Company's News Release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


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Item 3.02  Unregistered Sales of Equity Securities

     On July 25, 2005, Hecla executed a definitive share purchase agreement ("Agreement"), dated as of July 19, 2005, with Triumph Gold Corporation ("Triumph") that requires Hecla to issue 1,500,000 shares of Hecla common stock and 1,500,000 Warrant units to Triumph. Closing of the agreement is anticipated during August 2005. Each warrant unit entitles the holder to acquire one share of Hecla common stock at an exercise price per share of $4.856 for a period of four years following the closing date.

     The common stock and warrants will be issued in exchange for the shares of Triumph's subsidiary corporations that control mineral concessions in the Guariche Mining District, Bolivar State of Venezuela, known as the Guariche Gold Project.

     The sales and issuances of the securities under the Agreement are exempt from registration under the Securities Act of 1933 in reliance on Section 4(2) of that act, as transactions by an issuer not involving a public offering. Hecla relies upon the representations made by Triumph in the Agreement in determining that such exemption is available.

Item 5.02  Departure, Election, or Appointment of Directors or Officers

     On August 1, 2005, Mr. Thomas F. Fudge, Jr. resigned from the Company as Vice President of Operations. A description of the terms of Mr. Fudge's resignation is included under Item 1.01. A copy of the Company's News Release announcing the resignation of Mr. Fudge, among other things, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits


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                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HECLA MINING COMPANY



                                        By:      /s/ Michael B. White
                                             -----------------------------------
                                             Name:  Michael B. White
                                             Title: Corporate Secretary

Dated:  August 3, 2005


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                                  EXHIBIT INDEX



Exhibit No.                                 Title
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Exhibit 99.1 - Hecla Mining Company News Release dated August 3, 2005


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